UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The results of voting for each matter submitted to a vote of stockholders at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company held on May 11, 2023 are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
Edward T. Tilly	75,616,853	4,629,840	931,520	11,090,128
William M. Farrow, III	80,496,996	435,817	245,400	11,090,128
Edward J. Fitzpatrick	78,384,879	2,547,867	245,467	11,090,128
Ivan K. Fong	77,485,974	3,444,677	247,562	11,090,128
Janet P. Froetscher	75,552,920	5,375,589	249,704	11,090,128
Jill R. Goodman	77,259,999	3,672,906	245,308	11,090,128
Alexander J. Matturri, Jr.	80,582,968	345,654	249,591	11,090,128
Jennifer J. McPeek	80,595,795	337,026	245,392	11,090,128
Roderick A. Palmore	68,869,151	12,061,426	247,636	11,090,128
James E. Parisi	79,565,447	1,367,092	245,674	11,090,128
Joseph P. Ratterman	80,552,621	378,554	247,038	11,090,128
Fredric J. Tomczyk	79,843,575	1,086,518	248,120	11,090,128

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's named executive officers was approved by a vote of 75,502,984 shares voting for the proposal, 5,267,413 shares voting against the proposal, 407,816 shares abstaining from the vote on the proposal and 11,090,128 broker non-votes.

Proposal Three

The advisory proposal for approval, in a non-binding resolution, of the frequency that the Company will hold a non-binding advisory vote on the compensation paid to the Company's executive officers received the following votes: 79,613,649 shares voting for every one year, 213,318 shares voting for every two years, 822,250 shares voting for every three years, 528,996 shares abstaining from the vote on the proposal and 11,090,128 broker non-votes.

In connection with the foregoing results of this proposal, the Company’s Board of Directors determined that a non-binding advisory vote to approve the compensation paid to the Company’s executive officers will be included annually in the Company’s proxy materials until the next vote on frequency or until the Board of Directors elects to implement a different frequency for such advisory votes.

Proposal Four

The appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2023 fiscal year was ratified by a vote of 91,643,486 shares voting for the proposal, 350,355 shares voting against the proposal and 274,500 shares abstaining from the vote on the proposal.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel, and
Corporate Secretary

Dated: May 16, 2023